UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2010

GIGGLES N’ HUGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-138944	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. Green Valley Pkwy. Suite 440-484 Henderson, Nevada	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 879-8565

Teacher’s Pet, Inc.

(Former name or former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

On August 20, 2010, the Registrant changed its name from Teacher’s Pet, Inc. to Giggles N’ Hugs, Inc.  The name change occurred as a result of a stockholder proposal which was approved by a majority of the stockholders of the Registrant at the Annual Meeting on August 13, 2010.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders by proxy at the 2010 Annual Meeting of Stockholders held on August 13, 2010:

•	The election of one director to serve for the ensuing year or until her successor is duly elected and qualified.

•	The ratification of Seale and Beers, CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

For more information about the foregoing proposals, see our proxy statement dated July 30, 2010, the relevant portions of which are incorporated herein by reference.  Holders of our common stock are entitled to one vote per share.  Only stockholders of record at the close of business on July 29, 2010, were entitled to vote.  The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below (the shares have been restated to reflect a 15:1 forward stock split enacted on July 30, 2010):

Board of Director Election Results

Director Nominee	Votes For	Votes Against	Non-Votes
Tracie Hadama	45,090,000	0	6,517,500

The nominee was elected to the Board of Directors, and will serve as director until our next annual meeting or until her respective successor is elected and qualified.

Ratification of Seale and Beers, CPAs as our independent registered public accounting firm

The results of the voting included 45,090,000 votes for, 0 votes against, and 6,517,500 votes abstained.  The appointment was ratified.

Proposal Submitted by Stockholder

At the Annual Stockholder Meeting held on August 13, 2010, a stockholder motioned a proposal to allow the Board of Directors authority to change the name of the Registrant.  The results of the voting included 45,090,000 votes for, 0 votes against, and 6,517,500 votes abstained.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
(3)(i)(b)	Certificate of Amendment – Name Change to Giggles N’ Hugs, Inc. – Dated August 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGGLES N’ HUGS, INC.

By: /S/ Tracie Hadama
Tracie Hadama, President

Date:  August 25, 2010

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